UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): January 22, 2003

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11639	22-3408857
(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974
(Address of principal executive offices)	(Zip Code)

(908) 582-8500
(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-4.1: BY-LAWS OF LUCENT TECHNOLOGIES INC.
EX-99.1: PRESS RELEASE
EX-99.2: SLIDES

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit 4.1:	By-Laws of the Registrant, as amended through December 18, 2002.

Item 9. Regulation FD Disclosure

On January 22, 2003, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1, reporting its results for its first quarter of fiscal 2003. On January 22, 2003, Lucent Technologies Inc. made available the slides attached as Exhibit 99.2 in a webcast of its earnings conference call on January 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Dated:	January 22, 2003	By:	/s/ John A. Kritzmacher

Name: John A. Kritzmacher Title: Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibits:
Exhibit 4.1	By-Laws of Lucent Technologies Inc. as amended through December 18, 2002.

Exhibit 99.1	Press release, dated January 22, 2003, reporting results for Lucent Technologies Inc.’s first quarter of fiscal 2003.

Exhibit 99.2	Slides made available in a webcast of Lucent Technologies Inc.’s earnings conference call on January 22, 2003.